UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2001



                        FELCOR LODGING TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



          Maryland                         1-14236                72-2541756
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

             545 E. John Carpenter Freeway
                          Suite 1300
                        Irving, Texas                               75062
           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (972) 444-4900



          (Former name or former address, if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure

         On May 10, 2001, FelCor Lodging Trust Incorporated (the "Company") announced that, on May 9, 2001, it entered into an Agreement and Plan of Merger (the "Merger Agreement") with MeriStar Hospitality Corporation ("MeriStar"). Pursuant to the Merger Agreement, MeriStar will be merged with and into the Company. Under the terms of the merger plan, which was approved by the boards of both companies, holders of MeriStar common shares will receive, for each common share, $4.60 in cash and 0.784 shares of common stock of the Company. The Company also will either assume or refinance $1.6 billion in MeriStar debt. A separate publicly traded company, MeriStar Hotels & Resorts, will continue to manage the hotels acquired from MeriStar in the merger.

         The transaction will also involve the merger of MeriStar's subsidiary operating limited partnership with and into the Company's subsidiary operating limited partnership. The holders of common partnership units in MeriStar's partnership will receive, for each common unit, $4.60 in cash and 0.784 common partnership units in the Company's partnership. Preferred units in MeriStar's partnership will receive similar preferred units in the Company's partnership or a combination of cash and units.

         The proposed mergers are subject to shareholder approval and other customary conditions. The equity portion of the transaction is structured to qualify as a tax free merger with respect to the share consideration. The Company will continue to operate as a real estate investment trust. Thomas J. Corcoran, Jr. will continue as the Company's President and CEO. Paul W. Whetsell and Stephen D. Jorns, directors of MeriStar, have agreed to join the Company's Board of Directors. The Company will maintain its existing headquarters facilities in Irving, Texas.

         The merger is expected to close in August of 2001.

         The foregoing description is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit
2.1 to this current report on Form 8-K.

Item 7.  Financial Statement and Exhibits

(a)      Financial statements of businesses acquired.

         Not applicable.

         (b) Pro forma financial information.

         Not applicable.

         (c) Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K:


        Exhibit
         Number               Description of Exhibit
        -------               ----------------------

          2.1* Agreement and Plan of Merger among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, MeriStar Hospitality Corporation and MeriStar Hospitality Operating Partnership, L.P. dated as of May 9, 2001

          99.1**    Press Release dated May 10, 2001



          *       Incorporated herein by reference to the Current Report on Form
                  8-K  of  MeriStar  Hospitality   Corporation  filed  with  the
                  Securities and Exchange Commission on May 10, 2001.

         ** Incorporated herein by reference to the Form 425 of FelCor Lodging Trust Incorporated filed with the Securities and Exchange Commission on May 10, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FELCOR LODGING TRUST INCORPORATED



Date:   May 11, 2001                    By: /s/ Lawrence D. Robinson
                                           -----------------------------------
                                           Lawrence D. Robinson
                                           Executive Vice President,
                                           General Counsel and Secretary

                                INDEX TO EXHIBITS


         Exhibit
         Number                Description of Exhibit
         -------               ----------------------

          2.1* Agreement and Plan of Merger among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, MeriStar Hospitality Corporation and MeriStar Hospitality Operating Partnership, L.P. dated as of May 9, 2001


         99.1**     Press Release dated May 10, 2001


          *       Incorporated herein by reference to the Current Report on Form
                  8-K  of  MeriStar  Hospitality   Corporation  filed  with  the
                  Securities and Exchange Commission on May 10, 2001.

         ** Incorporated herein by reference to the Form 425 of FelCor Lodging Trust Incorporated filed with the Securities and Exchange Commission on May 10, 2001.